UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

___________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report

June 22, 2017

(Date of earliest event reported)

Callon Petroleum Company

(Exact name of registrant as specified in its charter)

Delaware	001-14039	64-0844345
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

200 North Canal St.

Natchez, Mississippi  39120

(Address of principal executive offices, including zip code)

(601) 442-1601

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Section 5 – Corporate Governance and Management

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of  Certain Officers; Compensatory Arrangements of Certain Officers

On June 22, 2017, Callon Petroleum Company’s (the “Company”) Board of Directors (the “Board”) appointed Ms. Correne S. Loeffler to serve as Interim Chief Financial Officer, while the Board evaluates an expanded pool of candidates for the permanent position. Ms. Loeffler assumes the role from Mr. Joe Gatto, the Company’s Chief Executive Officer and President. She will continue to serve as the Company’s Treasurer.

Ms. Loeffler joined the Company in April 2017 as Treasurer. Prior to April 2017, she was employed by JP Morgan Securities, LLC in Houston, Texas where she spent the past ten years in the Corporate Client Banking Group and was the Company’s relationship manager since 2013. Ms. Loeffler graduated from Indiana University with a BA degree and The University of Texas with an MBA.

Section 7 — Regulation FD

Item 7.01.  Regulation FD Disclosure.

On June 22, 2017, the Company issued a press release announcing the appointment of Ms. Loeffler as the Company’s Interim Chief Financial Officer, a copy of which is furnished as Exhibit 99.1 hereto pursuant to Item 7.01 of Form 8-K. The information contained in this Item 7.01 and in the press releases attached as Exhibit 99.1 is being furnished pursuant to Item 7.01 “Regulation FD Disclosure,” and is not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Title of Document

99.1	Press release dated June 22, 2017 announcing the appointment of Ms. Correne S. Loeffler as Interim Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Callon Petroleum Company
(Registrant)

June 23, 2017	By: /s/ Joseph C. Gatto, Jr.
Joseph C. Gatto, Jr.
President and Chief Executive Officer

Exhibit Index

Exhibit Number	Title of Document

99.1	Press release dated June 22, 2017 announcing the appointment of Ms. Correne S. Loeffler as Interim Chief Financial Officer